UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2023

KKR Infrastructure Conglomerate LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56484	92-0477563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 750-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Second Amended and Restated Expense Limitation and Reimbursement Agreement

On December 16, 2023, KKR Infrastructure Conglomerate LLC (the “Company”) entered into a Second Amended and Restated Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with KKR DAV Manager LLC (the “Manager”), which amended and restated the Amended and Restated Expense Limitation and Reimbursement Agreement, dated as of May 10, 2023, between the Company and the Manager. The Expense Limitation Agreement extends the Limitation Period (as defined in the Expense Limitation Agreement) to December 31, 2024.

The Manager is an indirect subsidiary of KKR & Co. Inc. and an affiliate of the Company.

The foregoing summary description of the Expense Limitation Agreement does not purport to be complete and is qualified in its entirety by reference to the Expense Limitation Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Fifth Amended and Restated Limited Liability Company Agreement

On December 15, 2023, the Fifth Amended and Restated Limited Liability Company Agreement (the “Fifth A&R LLCA”) of the Company was executed, which amended and restated the Company’s Fourth Amended and Restated Limited Liability Company Agreement, dated as of November 8, 2023.

The amendment and restatement effects certain changes, including, among other things, (i) an update to certain conversion terms of the Company’s Class R Shares, Class R-S Shares and Class U Shares and (ii) a change in the definition of “Company Expenses.”

The foregoing summary description of the Fifth A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the Fifth A&R LLCA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 15, 2023, by a written consent, KKR Group Assets Holdings III L.P., the Company’s sole Class G Member, approved the Fifth A&R LLCA described under Item 5.03 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Fifth Amended and Restated Limited Liability Company Agreement
10.1	Second Amended and Restated Expense Limitation and Reimbursement Agreement
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR Infrastructure Conglomerate LLC

By:	/s/ Sung Bum Cho
Name:	Sung Bum Cho
Title:	General Counsel & Secretary

Date: December 20, 2023